                          Residential Mortgage Finance

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2004-AR5

                               Marketing Materials

                           $496,648,000 (Approximate)

                                Washington Mutual

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

WaMu Mortgage Pass-Through Certificates, Series 2004-AR5
Publicly Offered Certificate Computational Materials: Final Term Sheet

Preliminary Term Sheet                            Date Prepared: May 17, 2004

                  CONTACTS
TRADING:
BRIAN HARGRAVE             (212) 526-8320
RICH MCKINNEY              (212) 526-8320
BRENDAN GARVEY             (212) 526-8315

SYNDICATE:
KEVIN WHITE                (212) 526-9519
DANIEL COVELLO             (212) 526-9519
PAUL TEDESCHI              (212) 526-9519

RESIDENTIAL MORTGAGE FINANCE:
 STAN LABANOWSKI           (212) 526-6211
 MIKE HITZMANN             (212) 526-5806
 MARY STONE                (212) 526-9606
 DARIUS HOUSEAL            (212) 526-9466

All collateral  statistics  described herein are based on the current collateral balances as of May 1, 2004 (the "Cut-Off Date") unless otherwise indicated.  The information  contained  herein  will be  superseded  by the  description  of the mortgage  loans  contained  in any  subsequent  term  sheets and the  PROSPECTUS
SUPPLEMENT.  The PROSPECTUS  SUPPLEMENT  supersedes the information in all prior term sheets, if any.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                     2              Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2004-AR5
Publicly Offered Certificate Computational Materials: Final Term Sheet

Preliminary Term Sheet                              Date Prepared: May 17, 2004

                                       WaMu Mortgage Pass-Through Certificates, Series 2004-AR5
                                        $496,648,000 (Approximate, Subject to +/- 10% Variance)
                                                 Publicly Offered Senior Certificates
                                               5/1 Hybrid ARM Residential Mortgage Loans

                   Principal           WAL (Yrs)       Pmt Window (Mths)                                               Expected
                    Amount          To Auct or Wtd       To Auct or Wtd        Interest                                  Ratings
   Class          (Approx.) (1)     Avg Roll/Mat (2)     Avg Roll/Mat (2)      Rate Type       Tranche Type            Moody's/S&P
   -----          -------------     -----------------    ----------------      ---------       ------------            -----------
  A-1 (3)            $20,002,000      1.27/1.27           1-33/1-33             (4)           Senior SEQ               Aaa/AAA
  A-2 (3)             $2,344,000      3.01/3.01          33-39/33-39            (4)           Senior SEQ               Aaa/AAA
  A-3 (3)           $159,785,000      0.92/0.92           1-24/1-24             (4)           Senior SEQ               Aaa/AAA
  A-4 (3)            $74,849,000      2.57/2.57          24-39/24-39            (4)           Senior SEQ               Aaa/AAA
  A-5 (3)            $71,270,000      4.03/4.03          39-59/39-59            (4)           Senior SEQ               Aaa/AAA
  A-6 (3)           $157,900,000      4.91/8.86          59-59/59-360           (4)           Senior SEQ               Aaa/AAA
   R (7)                    $100      0.08/0.08            1-1/1-1              (5)         Senior Residual            Aaa/AAA
    B-1               $4,999,000      4.61/7.29           1-59/1-360            (6)         Subordinate PT             Aa2/AA
    B-2               $3,499,000      4.61/7.29           1-59/1-360            (6)         Subordinate PT              A2/A
    B-3               $2,000,000      4.61/7.29           1-59/1-360            (6)         Subordinate PT            Baa2/BBB
------------ -------------------- ------------------------------------------------------- -------------------- ------------------------
  B-4 (7)             $1,000,000                                                            Subordinate PT             Ba2/BB
                                              Privately Offered Certificates
  B-5 (7)               $750,000                                                            Subordinate PT              B2/B
  B-6 (7)             $1,499,506                                                            Subordinate PT              NR/NR
============ ==================== ======================================================= ==================== ========================
  Total:            $499,897,606

(1)  The Certificates (as described herein) are collateralized by a pool of 5/1
     ARM loans indexed to 1-year CMT or 1-year LIBOR. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.
(2)  The WAL and Payment Window for the Sequential Senior Certificates are shown to the Auction Distribution Date (as described herein) and to maturity, using the Pricing Prepayment Speed. The WAL and Payment Window for the
     Public Subordinate Certificates are shown to the Distribution Date in April
     2009 (the "Weighted Average Roll Date") and Maturity.
(3)  As described herein the Class A-1, Class A-2, Class A-3, Class A-4, Class
     A-5 and Class A-6 Certificates (the "Sequential Senior Certificates") are
     subject to a Mandatory Auction Call (as described herein).
(4)  For every Distribution Date, the Class A-1, Class A-2, Class A-3, Class
     A-4, Class A-5 and Class A-6 Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans. As of the Cut-off Date, the Net WAC
     for the initial Distribution Date is expected to be approximately 3.869%.
(5)  REMIC Residual. For each Distribution Date, the Class R Certificate will have an interest rate equal to the Net WAC of the Mortgage Loans. As of the
     Cut-off Date, the Net WAC for the initial Distribution Date is expected to be approximately 3.869%.
(6)  For every Distribution Date, the Subordinate Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans. As of the Cut-off
     Date, the Net WAC for the initial Distribution Date is expected to be approximately 3.869%.
(7)  The R, Class B-4, Class B-5, and Class B-6 Certificates are not offered hereby.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                     3              Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2004-AR5
Publicly Offered Certificate Computational Materials: Final Term Sheet

     Depositor and Master Servicer:  Washington Mutual Mortgage Securities Corp.
("WMMSC")

     Lead Manager: Lehman Brothers Inc.

     Trustee: Deutsche Bank National Trust Company

     Rating Agencies:  Moody's and S&P will rate the Senior Certificates and the
Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates. The Class
B-6 Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 3 of this Preliminary Term Sheet.

     Cut-off Date: May 1, 2004

     Expected Pricing Date: On or about May [18], 2004.

     Closing Date: On or about May 25, 2004.

     Settlement Date: On or about May 28, 2004.

     Distribution  Date:  The  25th day of each  month  (or if such day is not a business day, the next succeeding business day), commencing in June 2004.

     Servicing Fee: 0.375% per annum of the aggregate  principal  balance of the
Mortgage Loans.

     Master Servicing Fee: 0.020% per annum of the aggregate  principal  balance of the Mortgage Loans.

     Certificates:  The  "Senior  Certificates"  will  consist of the Class A-1,
Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates  (together
the  "Sequential  Senior  Certificates")  and  the  Class  R  Certificate.   The
"Subordinate  Certificates" will consist of the Class B-1, Class B-2, Class B-3,
Class B-4, Class B-5, and Class B-6  Certificates.  The Senior  Certificates and
the  Subordinate  Certificates  are  collectively  referred  to  herein  as  the
"Certificates."  The Senior Certificates and the Class B-1, Class B-2, and Class
B-3 Certificates (the "Public Subordinate Certificates" together with the Senior
Certificates, the "Offered Certificates") are being offered publicly.

     Accrued  Interest:  The  Senior  Certificates  and the  Public  Subordinate
Certificates settle with accrued interest. The price to be paid by investors for the Senior  Certificates and the Public  Subordinate  Certificates  will include accrued interest from the Cut-off Date up to, but not including,  the Settlement
Date (27 days).

     Delay Days: 24 days.

     Day Count: 30/360

     Interest  Accrual Period:  The interest  accrual period with respect to the
Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates
for a given  Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                     4              Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2004-AR5
Publicly Offered Certificate Computational Materials: Final Term Sheet

     Registration: The Offered Certificates will be made available in book-entry form through DTC.

     Federal  Tax  Treatment:  It is  anticipated  that  the  Sequential  Senior
Certificates,  Class B-1, Class B-2, and Class B-3 Certificates  will be treated as REMIC regular  interests for federal  income tax purposes.  It is anticipated that the Class R Certificate  will be treated as a REMIC  residual  interest for federal income tax purposes.

     ERISA  Eligibility:  The  Sequential  Senior  Certificates  and the  Public
Subordinate  Certificates  are  expected  to be ERISA  eligible,  subject to the limitations set forth in the final prospectus supplement.  Prospective investors should review with their legal advisors  whether the purchase and holding of the
Sequential Senior  Certificates and the Public  Subordinate  Certificates  could give rise to a transaction  prohibited or not otherwise permissible under ERISA, the Internal  Revenue Code or other similar laws. The Class R Certificate is not expected to be ERISA eligible.

     SMMEA  Treatment:  The  Sequential  Senior  Certificates  and the Class B-1
Certificates  are  expected to  constitute  "mortgage  related  securities"  for purposes of SMMEA.

     Optional Termination:  The terms of the transaction allow for a termination of the Offered  Certificates which may be exercised once the aggregate principal balance  of the  Mortgage  Loans is equal  to or less  than 5% of the  aggregate principal  balance of the Mortgage  Loans as of the Cut-off Date (the  "Optional
Call Date").

     Weighted Average Roll Date: The Distribution Date in April 2009 (month 59).

     Pricing Prepayment Speed: The Offered  Certificates will be priced to a 20%
constant prepayment rate ("CPR").

     Auction Administrator: Deutsche Bank National Trust Company

     Mandatory  Auction:  Five business days prior to the  Distribution  Date in
April  2009  (month  59)  (the  "Auction   Distribution   Date"),   the  Auction
Administrator will auction each of the Sequential Senior Certificates (the Class
A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6  Certificates)  to
third-party investors. The proceeds of the auction and amounts received from the
Swap  Counterparty,  if any, will be paid to the Auction  Administrator who will then  distribute  an amount equal to the Par Price to each of the holders of the
Sequential Senior  Certificates on the Auction  Distribution Date. These holders will be  obligated  to  tender  their  respective  Certificates  to the  Auction
Administrator.

     The  Swap  Counterparty,  pursuant  to a swap  contract  with  the  Auction
Administrator,  will agree to pay the excess,  if any, of the Par Price over the
Auction Price.

     Swap Counterparty: Wells Fargo Bank ("WFB")

     Auction Price: The price at which the Auction  Administrator  sells each of the Sequential Senior Certificates to the third-party investors.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                     5              Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2004-AR5
Publicly Offered Certificate Computational Materials: Final Term Sheet

     Par Price:  With  respect to each of the Class A-1,  Class A-2,  Class A-3,
Class A-4,  Class A-5 and Class A-6  Certificates,  the sum of (i) the principal balance of the  related  Class A  Certificates,  after  reducing  the  principal balance of such Class A Certificates by the related principal  distributions and losses on the Auction  Distribution Date and (ii) accrued interest on such Class
A Certificates from the first day of the month in which the Auction Distribution
Date occurs, up to but excluding the Auction Distribution Date.

     Mortgage Loans: As of the Cut-off Date, the aggregate  principal balance of the  mortgage  loans  described  herein is  approximately  $499,897,606.51  (the
"Mortgage  Loans").  The Mortgage  Loans are  non-convertible,  adjustable  rate mortgage loans that are either indexed to One Year CMT (approximately 92.89%) or
One Year LIBOR  (approximately  7.11%) with initial rate  adjustments  occurring approximately  60 months after the date of  origination  of each  mortgage  loan
("5/1 ARM"). Each Mortgage Loan has an original term to maturity of 30 years.

     As of the Cut-off Date, approximately 91.49% of the Statistical Calculation
Mortgage Loans are scheduled to pay only interest for the first 5 years of their term and, thereafter,  will pay scheduled principal, in addition to interest, in an amount  sufficient to fully amortize each mortgage loan over its remaining 25 year term. The Statistical Calculation Mortgage Loans are secured by first liens on one- to  four-family  residential  properties.  See the  attached  collateral descriptions for more information.

     The  information  related to the Mortgage Loans  described  herein reflects information  as of the Cut-off  Date with  respect to a portion of the  Mortgage
Loans  expected to be included in the  mortgage  pool.  It is expected  that the characteristics  of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein.

     Last Scheduled  Distribution Date: The Last Scheduled Distribution Date for
the  certificates  is the  Distribution  Date in June  25,  2034,  which  is the
Distribution Date in the month after the scheduled  maturity date for the latest maturing mortgage loan.

     Net Mortgage Rate: The Net Mortgage Rate for each mortgage loan is equal to the per annum  mortgage  interest rate on that mortgage loan less the sum of the master servicing fee rate and the servicing fee rate.

     This  information  does  not  constitute  either  an  offer  to  sell  or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and  solicitations of offers to buy the securities are made only by, and this  information  must  be read  in  conjunction  with,  the  final  Prospectus
Supplement and the related Prospectus or, if not registered under the securities laws,  the final Offering  Memorandum  (the  "Offering  Document").  Information
contained  herein  does not  purport to be  complete  and is subject to the same qualifications  and  assumptions,  and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary  matters,  as  disclosed  in the  Offering  Document.  Information regarding  the  underlying  assets  has  been  provided  by  the  issuer  of the securities or an affiliate  thereof and has not been  independently  verified by
Lehman Brothers Inc. or any affiliate.  The analyses  contained herein have been prepared  on the basis of certain  assumptions  (including,  in  certain  cases, assumptions  specified by the recipient  hereof)  regarding  payments,  interest rates, losses and other matters,  including, but not limited to, the assumptions described  in the  Offering  Document.  Lehman  Brothers  Inc.,  and  any of its
affiliates,  make no  representation or warranty as to the actual rate or timing of  payments  on any of the  underlying  assets or the  payments or yield on the securities.  This  information  supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions  (including,  with respect to any  description  of  the  securities  or  underlying  assets,  the  information contained in the Offering Document

LEHMAN BROTHERS                     6              Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2004-AR5
Publicly Offered Certificate Computational Materials: Final Term Sheet

     Net WAC: The Net WAC for any  Distribution  Date is the weighted average of the Net Mortgage Rates of the mortgage loans as of the second preceding Due Date after giving effect to the payments due on the mortgage loans on that Due Date.

     As of the  Cut-off  Date and with  respect to the  Statistical  Calculation
Mortgage Loans,  the Net WAC for the initial  Distribution  Date in June 2004 is expected to be approximately 3.869%.

     Due Date:  The day on which the monthly  payment for each  Mortgage Loan is due, which is the first day of the month.

     Prior Period:  With respect to any  Distribution  Date,  the calendar month immediately preceding such Distribution Date is the "Prior Period."

     Payoffs: Payoffs are prepayments in full.

     Curtailments: Curtailments are partial prepayments on a mortgage loan.

     Advancing   Obligation:   The  Master  Servicer  is  obligated  to  advance
delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

     Compensating  Interest:  Washington  Mutual Mortgage  Securities  Corp., as
Master  Servicer,  is  obligated  to remit  to the  Certificate  Account  on the business day before each  Distribution Date an amount equal to the lesser of (a)
any shortfall for the previous month in interest collections  resulting from the timing of Payoffs made from the 15th day of the  calendar  month  preceding  the
Distribution  Date to the last day of the month and (b) the  applicable  monthly master servicing fee payable to Washington Mutual Mortgage Securities Corp., any reinvestment  income realized by Washington Mutual Mortgage Securities Corp., as
Master  Servicer,  relating  to Payoffs  made during the  Prepayment  Period (as defined below) and interest  payments on Payoffs  received  during the period of the  first  day  through  the 14th day of the  month of the  Distribution  Date.
Compensating Interest will be added to the Available Distribution Amount.

     Any   remaining   shortfall   in  interest   collections   resulting   from
Curtailments,  the timing of Payoffs  and the Relief Act will be  allocated  pro rata to the  certificates,  according  to the amount of  interest  to which each class of certificates would otherwise be entitled, in each case, in reduction of that amount.

     Prepayment  Period:  For  each  Distribution  Date  and  each  Payoff,  the
"Prepayment  Period" will start on the 15th day of the month preceding the month in which the Distribution Date occurs (or, in the case of the first Distribution
Date,  beginning on the Cut-off  Date) and will end on the 14th day of the month in which the  Distribution  Date  occurs.  For each  Distribution  Date and each
Curtailment,  the related  "Prepayment  Period" will be the month  preceding the month in which the Distribution Date occurs.

     This  information  does  not  constitute  either  an  offer  to  sell  or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and  solicitations of offers to buy the securities are made only by, and this  information  must  be read  in  conjunction  with,  the  final  Prospectus
Supplement and the related Prospectus or, if not registered under the securities laws,  the final Offering  Memorandum  (the  "Offering  Document").  Information
contained  herein  does not  purport to be  complete  and is subject to the same qualifications  and  assumptions,  and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary  matters,  as  disclosed  in the  Offering  Document.  Information regarding  the  underlying  assets  has  been  provided  by  the  issuer  of the securities or an affiliate  thereof and has not been  independently  verified by
Lehman Brothers Inc. or any affiliate.  The analyses  contained herein have been prepared  on the basis of certain  assumptions  (including,  in  certain  cases, assumptions  specified by the recipient  hereof)  regarding  payments,  interest rates, losses and other matters,  including, but not limited to, the assumptions described  in the  Offering  Document.  Lehman  Brothers  Inc.,  and  any of its
affiliates,  make no  representation or warranty as to the actual rate or timing of  payments  on any of the  underlying  assets or the  payments or yield on the securities.  This  information  supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions  (including,  with respect to any  description  of  the  securities  or  underlying  assets,  the  information contained in the Offering Document

LEHMAN BROTHERS                     7              Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2004-AR5
Publicly Offered Certificate Computational Materials: Final Term Sheet

     Credit Enhancement:  Senior/subordinate,  shifting interest structure.  The initial  credit  enhancement  for the Class A  Certificates  will consist of the subordination of the Class B Certificates, initially 2.75% total subordination.

     The initial credit enhancement  information shown below is subject to final rating agency approval: Subordination of Class B Certificates

         [logo down arrow]                                [logo up arrow]

                           -----------------------
                                  Class A
                           Credit Support (2.75%)
                           -----------------------
                                 Class B-1
                           Credit Support (1.75%)
                           -----------------------
                                 Class B-2
                            Credit Support (1.05
                                     %)
                           -----------------------
                                 Class B-3
                           Credit Support (0.65%)
                           -----------------------
                                 Class B-4
                           Credit Support (0.45%)
                           -----------------------
                                 Class B-5
                           Credit Support (0.30%)
                           -----------------------
                                 Class B-6
                           Credit Support (0.00%)
                           -----------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                     8              Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2004-AR5
Publicly Offered Certificate Computational Materials: Final Term Sheet

     Shifting  Interest:  Until the first  Distribution Date occurring after May
2011,  the  Subordinate   Certificates  will  be  locked  out  from  receipt  of
unscheduled  principal (unless the Senior  Certificates are paid down to zero or the credit  enhancement  provided by the  Subordinate  Certificates  has doubled prior  to such  date as  described  below).  After  such  time  and  subject  to collateral performance triggers (as described in the prospectus supplement), the
Subordinate  Certificates will receive their increasing  portions of unscheduled principal.

     The prepayment percentages on the Subordinate Certificates are as follows:

       Periods:                         Unscheduled Principal Payments (%)
       --------                         ----------------------------------
       June 2004 - May 2011                0% Pro Rata Share
       June 2011 - May 2012               30% Pro Rata Share
       June 2012 - May 2013               40% Pro Rata Share
       June 2013 - May 2014               60% Pro Rata Share
       June 2014 - May 2015               80% Pro Rata Share
       June 2015 and thereafter          100% Pro Rata Share

     Notwithstanding  the foregoing,  if the credit enhancement  provided by the
Subordinate  Certificates doubles (from the initial credit enhancement) (subject to the performance triggers described in the prospectus  supplement),  (i) prior to the  Distribution  Date in June 2007, the  Subordinate  Certificates  will be entitled  to 50% of their pro rata share of  unscheduled  principal  payments or
(ii)  on  or  after  the  Distribution   Date  in  June  2007,  the  Subordinate
Certificates  will be  entitled  to 100% of their pro rata share of  unscheduled principal payments.

     In the event the current senior percentage  (aggregate principal balance of the Senior  Certificates,  divided  by the  aggregate  principal  balance of the
Mortgage  Loans) exceeds the applicable  initial  senior  percentage  (aggregate principal balance of the Senior  Certificates as of the Closing Date, divided by the aggregate  principal  balance of the Mortgage Loans as of the Cut-off Date), the  Senior  Certificates  will  receive  all  unscheduled  prepayments  for the
Mortgage Loans, regardless of any prepayment percentages.

     Allocation  of Realized  Losses:  Any  realized  losses,  other than excess losses,  on the  Mortgage  Loans will be  allocated  as follows:  first,  to the
Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective  class  principal  balance has been reduced to zero; thereafter pro rata to the Senior Certificates until each respective class principal balance has been reduced to zero.

     Excess losses (bankruptcy, special hazard and fraud losses in excess of the
amounts   established  by  the  rating   agencies)  will  be  allocated  to  the
Certificates on a pro rata basis.

     This  information  does  not  constitute  either  an  offer  to  sell  or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and  solicitations of offers to buy the securities are made only by, and this  information  must  be read  in  conjunction  with,  the  final  Prospectus
Supplement and the related Prospectus or, if not registered under the securities laws,  the final Offering  Memorandum  (the  "Offering  Document").  Information
contained  herein  does not  purport to be  complete  and is subject to the same qualifications  and  assumptions,  and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary  matters,  as  disclosed  in the  Offering  Document.  Information regarding  the  underlying  assets  has  been  provided  by  the  issuer  of the securities or an affiliate  thereof and has not been  independently  verified by
Lehman Brothers Inc. or any affiliate.  The analyses  contained herein have been prepared  on the basis of certain  assumptions  (including,  in  certain  cases, assumptions  specified by the recipient  hereof)  regarding  payments,  interest rates, losses and other matters,  including, but not limited to, the assumptions described  in the  Offering  Document.  Lehman  Brothers  Inc.,  and  any of its
affiliates,  make no  representation or warranty as to the actual rate or timing of  payments  on any of the  underlying  assets or the  payments or yield on the securities.  This  information  supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions  (including,  with respect to any  description  of  the  securities  or  underlying  assets,  the  information contained in the Offering Document

LEHMAN BROTHERS                     9              Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2004-AR5
Publicly Offered Certificate Computational Materials: Final Term Sheet

     Certificates  Priority of Distributions:  Available funds from the Mortgage
Loans will be distributed in the following order of priority:

     1)  Senior  Certificates,  accrued  and  unpaid  interest,  at the  related
Certificate  Interest Rate; 2) Class R Certificate,  principal,  until its class principal  balance is reduced to zero; 3) To Class A-1, Class A-2, Class A-3 and
Class A-4 Certificates,  concurrently (a)  [8.6956183361]%  To the Class A-1 and
Class A-2 Certificates,  sequentially,  principal,  until their respective class principal  balances are reduced to zero; (b)  [91.3043816639]%  To the Class A-3 and Class A-4  Certificates,  sequentially,  principal,  until their  respective class principal  balances are reduced to zero; 4) To the Class A-5 and Class A-6
Certificates,  sequentially,  principal,  until their respective class principal balances  are  reduced  to zero 5) Class B-1  Certificates,  accrued  and unpaid interest at the Class B-1 Certificate  Interest Rate; 6) Class B-1 Certificates,
principal  allocable to such Class,  until its class principal  balance has been reduced to zero; 7) Class B-2  Certificates,  accrued and unpaid interest at the
Class  B-2  Certificate  Interest  Rate;  8) Class B-2  Certificates,  principal allocable to such Class,  until its class principal  balance has been reduced to zero; 9) Class B-3  Certificates,  accrued and unpaid  interest at the Class B-3
Certificate  Interest Rate; 10) Class B-3 Certificates,  principal  allocable to such Class,  until its class  principal  balance has been  reduced to zero;  11)
Class B-4, Class B-5 and Class B-6 Certificates,  in sequential  order,  accrued and unpaid interest at the related Certificate  Interest Rate and the respective shares of principal allocable to such Classes; and 12) Class R Certificate,  any remaining amount.

     This  information  does  not  constitute  either  an  offer  to  sell  or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and  solicitations of offers to buy the securities are made only by, and this  information  must  be read  in  conjunction  with,  the  final  Prospectus
Supplement and the related Prospectus or, if not registered under the securities laws,  the final Offering  Memorandum  (the  "Offering  Document").  Information
contained  herein  does not  purport to be  complete  and is subject to the same qualifications  and  assumptions,  and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary  matters,  as  disclosed  in the  Offering  Document.  Information regarding  the  underlying  assets  has  been  provided  by  the  issuer  of the securities or an affiliate  thereof and has not been  independently  verified by
Lehman Brothers Inc. or any affiliate.  The analyses  contained herein have been prepared  on the basis of certain  assumptions  (including,  in  certain  cases, assumptions  specified by the recipient  hereof)  regarding  payments,  interest rates, losses and other matters,  including, but not limited to, the assumptions described  in the  Offering  Document.  Lehman  Brothers  Inc.,  and  any of its
affiliates,  make no  representation or warranty as to the actual rate or timing of  payments  on any of the  underlying  assets or the  payments or yield on the securities.  This  information  supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions  (including,  with respect to any  description  of  the  securities  or  underlying  assets,  the  information contained in the Offering Document

LEHMAN BROTHERS                     10              Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2004-AR5
Publicly Offered Certificate Computational Materials: Final Term Sheet

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational
Materials") are privileged and intended for use by the addressee only. These
Computational Materials have been prepared by Lehman Brothers in reliance upon information furnished by the issuer of the securities and its affiliates. These
Computational Materials are furnished to you solely by Lehman Brothers and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the
Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Lehman Brothers nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational
Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the
Lehman Brothers Trading Desk at (212) 526-8320.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                     11              Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2004-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                Yield Tables (%)

          Class A-1 to Auction Distribution Date
          --------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------
          Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
          ==============================================================================================================
             100-17+                      3.572         3.406        3.236         3.058        2.872         2.466
          ==============================================================================================================
          WAL (yr)                         2.57         1.72          1.27         0.99          0.81         0.57
          MDUR (yr)                        2.38         1.63          1.21         0.96          0.78         0.56
          First Prin Pay                06/25/2004   06/25/2004    06/25/2004   06/25/2004    06/25/2004   06/25/2004
          Last Prin Pay                 04/25/2009   03/25/2008    02/25/2007   07/25/2006    02/25/2006   08/25/2005
          --------------------------------------------------------------------------------------------------------------

          Class A-2 to Auction Distribution Date
          --------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------
          Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
          ==============================================================================================================
          98-10+                          4.273         4.282        4.411         4.548        4.694         5.017
          ==============================================================================================================
          WAL (yr)                         4.91         4.11          3.01         2.34          1.90         1.34
          MDUR (yr)                        4.38         3.72          2.78         2.19          1.79         1.27
          First Prin Pay                04/25/2009   03/25/2008    02/25/2007   07/25/2006    02/25/2006   08/25/2005
          Last Prin Pay                 04/25/2009   10/25/2008    08/25/2007   11/25/2006    06/25/2006   10/25/2005
          --------------------------------------------------------------------------------------------------------------

          Class A-3 to Auction Distribution Date
          --------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------
          Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
          ==============================================================================================================
             100-22                       3.374         3.114        2.844         2.562        2.269         1.635
          ==============================================================================================================
          WAL (yr)                         1.91         1.25          0.92         0.73          0.59         0.42
          MDUR (yr)                        1.79         1.20          0.89         0.71          0.58         0.42
          First Prin Pay                06/25/2004   06/25/2004    06/25/2004   06/25/2004    06/25/2004   06/25/2004
          Last Prin Pay                 06/25/2008   01/25/2007    05/25/2006   11/25/2005    08/25/2005   04/25/2005
          --------------------------------------------------------------------------------------------------------------

          Class A-4 to Auction Distribution Date
          --------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------
          Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
          ==============================================================================================================
          99-02+                          4.088         4.107        4.178         4.253        4.332         4.507
          ==============================================================================================================
          WAL (yr)                         4.76         3.51          2.57         2.00          1.62         1.14
          MDUR (yr)                        4.27         3.21          2.40         1.89          1.54         1.10
          First Prin Pay                06/25/2008   01/25/2007    05/25/2006   11/25/2005    08/25/2005   04/25/2005
          Last Prin Pay                 04/25/2009   10/25/2008    08/25/2007   11/25/2006    06/25/2006   10/25/2005
          --------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                     12              Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2004-AR5
Publicly Offered Certificate Computational Materials: Final Term Sheet

                                                           Yield Tables (%)

          Class A-5 to Auction Distribution Date
          --------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------
          Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
          ==============================================================================================================
             96-30                        4.597         4.592        4.679         4.887        5.110         5.598
          ==============================================================================================================
          WAL (yr)                         4.91         4.85          4.03         3.13          2.52         1.77
          MDUR (yr)                        4.37         4.32          3.64         2.87          2.34         1.67
          First Prin Pay                04/25/2009   10/25/2008    08/25/2007   11/25/2006    06/25/2006   10/25/2005
          Last Prin Pay                 04/25/2009   04/25/2009    04/25/2009   03/25/2008    06/25/2007   07/25/2006
          --------------------------------------------------------------------------------------------------------------

          Class A-6 to Auction Distribution Date
          --------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------
          Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
          ==============================================================================================================
            96-16                         4.701         4.701        4.700         4.711        4.758         4.921
          ==============================================================================================================
          WAL (yr)                         4.91         4.91          4.91         4.75          4.41         3.60
          MDUR (yr)                        4.37         4.37          4.37         4.23          3.95         3.26
          First Prin Pay                04/25/2009   04/25/2009    04/25/2009   03/25/2008    06/25/2007   07/25/2006
          Last Prin Pay                 04/25/2009   04/25/2009    04/25/2009   04/25/2009    04/25/2009   04/25/2009
          --------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                     13              Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2004-AR5
Publicly Offered Certificate Computational Materials: Final Term Sheet

                                                                Yield Tables (%)

          Class B-1 to Weighted Average Roll Date
          --------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------
          Flat Price                      10% CPR      15% CPR       20% CPR      25% CPR       30% CPR      40% CPR
          ==============================================================================================================
          94-11+                          5.170         5.175        5.243         5.324        5.406         5.622
          ==============================================================================================================
          WAL (yr)                         4.89         4.87          4.61         4.33          4.08         3.55
          MDUR (yr)                        4.33         4.31          4.09         3.86          3.65         3.19
          First Prin Pay                06/25/2004   06/25/2004    06/25/2004   06/25/2004    06/25/2004   06/25/2004
          Last Prin Pay                 04/25/2009   04/25/2009    04/25/2009   04/25/2009    04/25/2009   04/25/2009
          --------------------------------------------------------------------------------------------------------------

          Class B-2 to Weighted Average Roll Date
          --------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------
          Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
          ==============================================================================================================
           93-18+                         5.361         5.367        5.446         5.539        5.634         5.882
          ==============================================================================================================
          WAL (yr)                         4.89         4.87          4.61         4.33          4.08         3.55
          MDUR (yr)                        4.33         4.31          4.09         3.85          3.64         3.18
          First Prin Pay                06/25/2004   06/25/2004    06/25/2004   06/25/2004    06/25/2004   06/25/2004
          Last Prin Pay                 04/25/2009   04/25/2009    04/25/2009   04/25/2009    04/25/2009   04/25/2009
          --------------------------------------------------------------------------------------------------------------

          Class B-3 to Weighted Average Roll Date
          --------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------
          Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
          ==============================================================================================================
          92-20                           5.597         5.605        5.696         5.805        5.915         6.204
          ==============================================================================================================
          WAL (yr)                         4.89         4.87          4.61         4.33          4.08         3.55
          MDUR (yr)                        4.32         4.30          4.08         3.84          3.63         3.17
          First Prin Pay                06/25/2004   06/25/2004    06/25/2004   06/25/2004    06/25/2004   06/25/2004
          Last Prin Pay                 04/25/2009   04/25/2009    04/25/2009   04/25/2009    04/25/2009   04/25/2009
          --------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                     14              Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2004-AR5
Publicly Offered Certificate Computational Materials: Final Term Sheet

                                                           Yield Tables (%)

          Class B-1 to Maturity
          --------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------
          Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
          ==============================================================================================================
             94-11+                       4.634         4.759        4.913         5.056        5.187         5.481
          ==============================================================================================================
          WAL (yr)                        12.90         9.50          7.29         6.02          5.20         4.03
          MDUR (yr)                        9.38         7.36          5.90         5.01          4.42         3.52
          First Prin Pay                06/25/2004   06/25/2004    06/25/2004   06/25/2004    06/25/2004   06/25/2004
          Last Prin Pay                 05/25/2034   05/25/2034    05/25/2034   05/25/2034    05/25/2034   05/25/2034
          --------------------------------------------------------------------------------------------------------------

          Class B-2 to Maturity
          --------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------
          Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
          ==============================================================================================================
             93-18+                       4.723         4.872        5.054         5.221        5.375         5.717
          ==============================================================================================================
          WAL (yr)                        12.90         9.50          7.29         6.02          5.20         4.03
          MDUR (yr)                        9.35         7.34          5.88         5.00          4.40         3.51
          First Prin Pay                06/25/2004   06/25/2004    06/25/2004   06/25/2004    06/25/2004   06/25/2004
          Last Prin Pay                 05/25/2034   05/25/2034    05/25/2034   05/25/2034    05/25/2034   05/25/2034
          --------------------------------------------------------------------------------------------------------------

          Class B-3 to Maturity
          --------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------
          Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
          ==============================================================================================================
          92-20                           4.832         5.012        5.228         5.426        5.608         6.008
          ==============================================================================================================
          WAL (yr)                        12.90         9.50          7.29         6.02          5.20         4.03
          MDUR (yr)                        9.31         7.31          5.85         4.98          4.38         3.49
          First Prin Pay                06/25/2004   06/25/2004    06/25/2004   06/25/2004    06/25/2004   06/25/2004
          Last Prin Pay                 05/25/2034   05/25/2034    05/25/2034   05/25/2034    05/25/2034   05/25/2034
          --------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                     15              Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2004-AR5
Publicly Offered Certificate Computational Materials: Final Term Sheet

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2004-AR5
                      30 Year 5/1 Hybrid ARM Mortgage Loans
            Preliminary Collateral Information As of the Cut-off Date

TOTAL CURRENT
BALANCE:                                  $499,897,606.51
NUMBER OF
LOANS:                                                725

                                                                              Minimum                        Maximum
AVG CURRENT
BALANCE:                                      $689,513.94                 $337,500.00                  $1,500,000.00
AVG ORIGINAL
BALANCE:                                      $689,997.87                 $337,500.00                  $1,500,000.00

WAVG LOAN
RATE:                                               4.264%                    3.250%                       5.625%
WAVG GROSS
MARGIN:                                             2.715%                    2.250%                       3.125%
WAVG MAXIMUM LOAN
RATE:                                               9.265%                    8.250%                      10.625%
WAVG PERIODIC RATE
CAP:                                                2.000%                    2.000%                       2.000%
WAVG FIRST RATE
CAP:                                                5.000%                    5.000%                       5.000%

WAVG ORIGINAL
LTV:                                                61.98%                    11.22%                       95.00%

WAVG CREDIT
SCORE:                                                751                         629                            813

WAVG ORIGINAL
TERM:                                               360.0  months               360.0  months                  360.0  months
WAVG REMAINING
TERM:                                               359.7  months               351.0  months                  360.0  months
WAVG
SEASONING:                                            0.3  months                 1.0  months                    9.0  months

WAVG NEXT RATE
RESET:                                               59.7  months                51.0  months                   60.0  months
WAVG RATE ADJ
FREQ:                                                12.0  months                12.0  months                   12.0  months
WAVG FIRST RATE
RESET:                                               59.7  months                51.0  months                   60.0  months

TOP STATE CONC
($):                                   71.95%  California
MAXIMUM ZIP CODE CONC
($):                                   2.00%  94010

FIRST PAY                                                            September 01,
DATE:                                                                 2003                             June 01, 2004
RATE CHANGE DATE:                                                  August 01, 2008                      May 01, 2009
MATURE
DATE:                                                              August 01, 2033                      May 01, 2034

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                     16              Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2004-AR5
Publicly Offered Certificate Computational Materials: Final Term Sheet

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
INDEX:                                      Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
1 Year CMT (Weekly)                                       680         $464,369,411.72              92.89%
1 Year Libor (WSJ/1 Mo Lead)                               45           35,528,194.79                7.11
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    725         $499,897,606.51             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PRODUCT:                                    Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
5/1 ARM                                                   680         $464,369,411.72              92.89%
5/1 ARM (Libor)                                            45           35,528,194.79                7.11
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    725         $499,897,606.51             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
DELINQUENCY:                                Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
<= 29                                                     725         $499,897,606.51             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    725         $499,897,606.51             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
CURRENT BALANCE
($):                                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
300,000.01 - 400,000.00                                   100          $37,074,812.83               7.42%
400,000.01 - 500,000.00                                   161           73,053,898.51               14.61
500,000.01 - 600,000.00                                   119           65,929,742.02               13.19
600,000.01 - 700,000.00                                    79           51,352,001.00               10.27
700,000.01 - 800,000.00                                    60           44,999,500.02                9.00
800,000.01 - 900,000.00                                    38           32,530,050.00                6.51
900,000.01 - 1,000,000.00                                  60           58,440,010.44               11.69
1,000,000.01 - 1,100,000.00                                29           31,225,872.34                6.25
1,100,000.01 - 1,200,000.00                                14           16,148,275.00                3.23
1,200,000.01 - 1,300,000.00                                23           29,091,540.31                5.82
1,300,000.01 - 1,400,000.00                                19           26,045,274.98                5.21
1,400,000.01 - 1,500,000.00                                23           34,006,629.06                6.80
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    725         $499,897,606.51             100.00%
========================================= ==================== ======================= ===================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                     17              Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2004-AR5
Publicly Offered Certificate Computational Materials: Final Term Sheet

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
LOAN RATE
(%):                                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
3.001 - 3.250                                               1           $1,295,000.00               0.26%
3.251 - 3.500                                               5            2,339,900.00                0.47
3.501 - 3.750                                              18           11,166,334.37                2.23
3.751 - 4.000                                             105           73,726,721.74               14.75
4.001 - 4.250                                             339          239,158,893.71               47.84
4.251 - 4.500                                             169          120,072,656.01               24.02
4.501 - 4.750                                              57           35,654,550.00                7.13
4.751 - 5.000                                              19           10,418,231.75                2.08
5.001 - 5.250                                               9            4,846,675.00                0.97
5.251 - 5.500                                               2              840,000.00                0.17
5.501 - 5.750                                               1              378,643.93                0.08
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    725         $499,897,606.51             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
GROSS MARGIN
(%):                                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
2.001 - 2.500                                              45          $35,528,194.79               7.11%
2.501 - 3.000                                             678          463,529,411.72               92.72
3.001 - 3.500                                               2              840,000.00                0.17
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    725         $499,897,606.51             100.00%
========================================= ==================== ======================= ===================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                     18              Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2004-AR5
Publicly Offered Certificate Computational Materials: Final Term Sheet

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
MAXIMUM LOAN RATE
(%):                                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
----------------------------------------- -------------------- ----------------------- -------------------
8.001 - 8.250                                               1           $1,295,000.00               0.26%
8.251 - 8.500                                               5            2,339,900.00                0.47
8.501 - 8.750                                              17           10,639,834.37                2.13
8.751 - 9.000                                             105           73,726,721.74               14.75
9.001 - 9.250                                             340          239,685,393.71               47.95
9.251 - 9.500                                             169          120,072,656.01               24.02
9.501 - 9.750                                              57           35,654,550.00                7.13
9.751 - 10.000                                             19           10,418,231.75                2.08
10.001 - 10.250                                             9            4,846,675.00                0.97
10.251 - 10.500                                             2              840,000.00                0.17
10.501 - 10.750                                             1              378,643.93                0.08
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    725         $499,897,606.51             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
FIRST RATE CAP
(%):                                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
5                                                         725         $499,897,606.51             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    725         $499,897,606.51             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PERIODIC RATE CAP
(%):                                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
2                                                         725         $499,897,606.51             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    725         $499,897,606.51             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
ORIGINAL TERM
(months):                                   Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
360                                                       725         $499,897,606.51             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    725         $499,897,606.51             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
REMAINING TERM
(months):                                   Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
349 >=                                                    725         $499,897,606.51             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    725         $499,897,606.51             100.00%
========================================= ==================== ======================= ===================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                     19              Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2004-AR5
Publicly Offered Certificate Computational Materials: Final Term Sheet

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
FIRST RATE ADJUSTMENT
DATE:                                       Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
2008-08                                                     1             $364,000.00               0.07%
2009-01                                                     6            2,489,300.00                0.50
2009-02                                                     6            3,401,935.42                0.68
2009-03                                                    13            8,471,700.00                1.69
2009-04                                                   146          106,700,342.68               21.34
2009-05                                                   553          378,470,328.41               75.71
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    725         $499,897,606.51             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
ORIGINAL LTV
(%):                                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
10.01 - 15.00                                               2           $1,800,000.00               0.36%
15.01 - 20.00                                               3            2,130,000.00                0.43
20.01 - 25.00                                               4            3,228,000.00                0.65
25.01 - 30.00                                              11            8,123,500.00                1.63
30.01 - 35.00                                               9            8,131,000.00                1.63
35.01 - 40.00                                              24           20,700,100.00                4.14
40.01 - 45.00                                              34           26,427,156.72                5.29
45.01 - 50.00                                              58           42,995,093.37                8.60
50.01 - 55.00                                              34           27,437,151.80                5.49
55.01 - 60.00                                              71           52,789,276.72               10.56
60.01 - 65.00                                              72           55,152,850.00               11.03
65.01 - 70.00                                             110           87,055,928.78               17.41
70.01 - 75.00                                             168          103,278,385.65               20.66
75.01 - 80.00                                             119           58,309,044.54               11.66
85.01 - 90.00                                               4            1,617,600.00                0.32
90.01 - 95.00                                               2              722,518.93                0.14
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    725         $499,897,606.51             100.00%
========================================= ==================== ======================= ===================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                     20             Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2004-AR5
Publicly Offered Certificate Computational Materials: Final Term Sheet

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
CREDIT
SCORE:                                      Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
600 - 649                                                   5           $2,672,319.93               0.53%
650 - 699                                                  56           34,073,722.28                6.82
700 - 749                                                 269          180,607,826.88               36.13
750 - 799                                                 382          274,438,362.42               54.90
800 - 849                                                  13            8,105,375.00                1.62
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    725         $499,897,606.51             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
AMORTIZATION:                               Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Fully Amortizing                                           87          $42,552,071.80               8.51%
Interest Only                                             638          457,345,534.71               91.49
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    725         $499,897,606.51             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
DOCUMENTATION:                              Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Reduced                                                   481         $336,777,334.19              67.37%
Full                                                      244          163,120,272.32               32.63
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    725         $499,897,606.51             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
OCCUPANCY:                                  Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Primary Home                                              699         $483,624,580.20              96.74%
Second Home                                                26           16,273,026.31                3.26
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    725         $499,897,606.51             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PROPERTY
TYPE:                                       Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Single Family                                             653         $455,337,369.69              91.09%
Condo Low Rise                                             68           40,945,236.82                8.19
Co-op                                                       4            3,615,000.00                0.72
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    725         $499,897,606.51             100.00%
========================================= ==================== ======================= ===================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                     21              Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2004-AR5
Publicly Offered Certificate Computational Materials: Final Term Sheet

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PURPOSE:                                    Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Rate/Term Refinance                                       385         $276,844,838.22              55.38%
Cash Out Refinance                                        205          134,645,575.50               26.93
Purchase                                                  135           88,407,192.79               17.69
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    725         $499,897,606.51             100.00%
========================================= ==================== ======================= ===================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                     22              Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2004-AR5
Publicly Offered Certificate Computational Materials: Final Term Sheet

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
GEOGRAPHIC
AREA:                                       Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Alabama                                                     1             $479,367.91               0.10%
Arizona                                                     2              939,050.00                0.19
Arkansas                                                    1              359,000.00                0.07
California                                                501          359,680,783.84               71.95
Colorado                                                   10            5,513,236.12                1.10
Connecticut                                                21           14,700,029.93                2.94
Delaware                                                    1              552,500.00                0.11
District Of Columbia                                        6            5,144,000.00                1.03
Florida                                                    22           13,990,550.00                2.80
Georgia                                                     8            4,800,200.00                0.96
Illinois                                                   19           11,836,640.18                2.37
Kansas                                                      2              857,000.00                0.17
Maryland                                                    2            1,759,500.00                0.35
Massachusetts                                              19           13,182,497.77                2.64
Michigan                                                    6            3,339,356.60                0.67
Minnesota                                                   1              514,400.00                0.10
Nevada                                                      2            1,384,000.00                0.28
New Hampshire                                               1              413,000.00                0.08
New Jersey                                                 10            5,618,000.00                1.12
New York                                                   18           14,533,979.05                2.91
North Carolina                                              1              937,500.00                0.19
Ohio                                                        9            6,591,770.58                1.32
Oregon                                                      3            1,705,500.00                0.34
Pennsylvania                                                7            2,976,200.00                0.60
Rhode Island                                                3            1,487,250.00                0.30
South Carolina                                              4            1,737,000.00                0.35
Texas                                                       4            1,724,500.00                0.34
Virginia                                                   13            7,895,330.00                1.58
Washington                                                 28           15,245,464.53                3.05
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    725         $499,897,606.51             100.00%
========================================= ==================== ======================= ===================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                     23              Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2004-AR5
Publicly Offered Certificate Computational Materials: Final Term Sheet

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
NORTH/SOUTH CA
BREAKOUT:                                   Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
CA-N                                                      272         $202,710,542.12              40.55%
CA-S                                                      229          156,970,241.72               31.40
Other                                                     224          140,216,822.67               28.05
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    725         $499,897,606.51             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
TOP 50 PROP ZIP (CA)                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
95070 SARATOGA                                             13           $9,719,000.00               2.70%
92660 NEWPORT BEACH                                        12            9,645,949.99                2.68
92657 NEWPORT BEACH                                        11            8,054,784.38                2.24
92677 LAGUNA NIGUEL                                        10            7,333,500.00                2.04
95014 CUPERTINO                                             9            7,281,000.00                2.02
95032 LOS GATOS                                             7            6,811,000.00                1.89
92651 LAGUNA BEACH                                          7            6,631,000.00                1.84
90049 LOS ANGELES                                           7            6,579,500.03                1.83
94920 TIBURON                                               6            6,562,750.00                1.82
94010 HILLSBOROUGH                                          5            6,355,000.00                1.77
95120 SAN JOSE                                             10            5,809,500.00                1.62
94025 MENLO PARK                                            5            5,503,750.00                1.53
95030 LOS GATOS                                             4            4,485,000.00                1.25
92679 COTO DE CAZA                                          5            3,922,000.00                1.09
94303 PALO ALTO                                             4            3,889,000.00                1.08
94904 KENTFIELD                                             4            3,876,072.34                1.08
94301 PALO ALTO                                             3            3,690,000.00                1.03
94010 BURLINGAME                                            4            3,637,306.00                1.01
94506 DANVILLE                                              4            3,494,000.00                0.97
94941 MILL VALLEY                                           3            3,475,000.00                0.97
92629 DANA POINT                                            6            3,360,500.00                0.93
94062 WOODSIDE                                              3            3,176,000.00                0.88
94901 SAN RAFAEL                                            3            3,131,600.00                0.87
90265 MALIBU                                                3            3,032,500.00                0.84
92673 SAN CLEMENTE                                          5            3,017,800.00                0.84
92067 RANCHO SANTA FE                                       3            2,932,545.00                0.82
94404 FOSTER CITY                                           5            2,819,800.00                0.78
94123 SAN FRANCISCO                                         3            2,799,027.64                0.78
95125 SAN JOSE                                              5            2,753,500.00                0.77
94027 ATHERTON                                              2            2,700,000.00                0.75
95138 SAN JOSE                                              3            2,640,000.00                0.73
92014 DEL MAR                                               3            2,606,250.00                0.72

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                     24              Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2004-AR5
Publicly Offered Certificate Computational Materials: Final Term Sheet

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
TOP 50 PROP ZIP (CA)  (Cont.)               Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
90210 BEVERLY HILLS                                         2           $2,560,000.00               0.71%
95129 SAN JOSE                                              5            2,493,500.00                0.69
92661 NEWPORT BEACH                                         2            2,476,500.00                0.69
92075 SOLANA BEACH                                          3            2,430,000.00                0.68
92024 ENCINITAS                                             4            2,411,000.00                0.67
92625 NEWPORT BEACH                                         3            2,371,700.00                0.66
94070 SAN CARLOS                                            3            2,356,000.00                0.66
93108 SANTA BARBARA                                         2            2,350,000.00                0.65
94526 DANVILLE                                              3            2,283,000.00                0.63
94024 LOS ALTOS                                             3            2,270,000.00                0.63
92672 SAN CLEMENTE                                          3            2,223,500.00                0.62
90402 SANTA MONICA                                          2            2,211,000.00                0.61
94127 SAN FRANCISCO                                         3            2,197,000.00                0.61
94566 PLEASANTON                                            3            2,180,000.00                0.61
90272 LOS ANGELES                                           2            2,141,000.00                0.60
94022 LOS ALTOS HILLS                                       2            2,096,700.00                0.58
94402 SAN MATEO                                             3            2,080,000.00                0.58
92663 NEWPORT BEACH                                         4            2,067,000.00                0.57
Other                                                     272          166,758,248.46               46.36
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    501         $359,680,783.84             100.00%
========================================= ==================== ======================= ===================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                     25              Residential Mortgage Finance